EXHIBIT 99.1

-----------------------------------------------------------------------------------------------------------------------------------
Bond Trust      ARMS II GLOBAL FUND 3
  Deed
Schedule 8
Reference       BONDHOLDERS REPORT RELATED TO THE JULY 12, 2004 DISTRIBUTION
-----------------------------------------------------------------------------------------------------------------------------------
               --------------------------------------------------------------------------------------------------------------------

               REPORTING DATES

               Cut-Off Date                                                                                         June 30, 2004
               Determination Date                                                                                    July 8, 2004
               Payment Date                                                                                         July 12, 2004
               Start Interest Period                                                                               April 13, 2004
               End Interest Period                                                                                  July 11, 2004
               No of Days in Interest Period                                                                                   90
               Start Calculation Period                                                                             April 1, 2004
               End Calculation Period                                                                               June 30, 2004
               No of Days in Calculation Period                                                                                91

               --------------------------------------------------------------------------------------------------------------------

               SECURITIES ON ISSUE                                              Amount         Amount                   Amount
                                                                                (US$)          (EURO)                    (A$)

               CLASS A BONDS
               Initial Face Value                                             725,000,000    425,000,000            1,650,668,680
                 Previous Principal Distribution                               11,455,000      6,715,000               26,080,565
                 Principal Distribution for current calculation period         34,002,500     19,932,500               77,416,361
               Total Principal Distribution to date                            45,457,500     26,647,500              103,496,926

               Beginning Principal Amount                                     713,545,000    418,285,000            1,624,588,115
     (a)       Ending Principal Amount                                        679,542,500    398,352,500            1,547,171,754
               less Unreimbursed Charge-offs                                            -              -                        -
               Beginning Stated Amount                                        713,545,000    418,285,000            1,624,588,115
     (a)       Ending Stated Amount                                           679,542,500    398,352,500            1,547,171,754


               CLASS B BONDS
               Initial Face Value                                              25,000,000     16,900,000               60,599,655
                 Previous Principal Distribution                                                                                -
                 Principal Distribution for current calculation period                                                          -
               Total Principal Distribution to date                                                                             -

               Beginning Principal Amount                                      25,000,000     16,900,000               60,599,655
     (a)       Ending Principal Amount                                         25,000,000     16,900,000               60,599,655
               less Unreimbursed Charge-offs                                                                                    -
               Beginning Stated Amount                                         25,000,000     16,900,000               60,599,655
     (a)       Ending Stated Amount                                            25,000,000     16,900,000               60,599,655

               --------------------------------------------------------------------------------------------------------------------

               INTEREST RATE FOR ACCRUAL PERIOD                              Libor/Euribor/     Interest                 Interest
                                                                             Bank Bill Rate      Margin                     Rate
               USD
               Class A1a Bonds                                                    1.14000        0.21000                  1.35000
               Class B1a Bonds                                                    1.14000        0.65000                  1.79000

               EURO
               Class A1b Bonds                                                    2.03800        0.21000                  2.24800
               Class B1b Bonds                                                    2.03800        0.65000                  2.68800

               AUD
               Class A1a Bonds (payable to Currency Swap Provider)                5.54000        0.38190                  5.92190
               Class B1a Bonds                                                    5.54000        0.88790                  6.42790
               Class A1b Bonds (payable to Currency Swap Provider)                5.54000        0.36870                  5.90870
               Class B1b Bonds                                                    5.54000        0.87170                  6.41170

               --------------------------------------------------------------------------------------------------------------------

               DISTRIBUTIONS PAYABLE ON PAYMENT DATE                              $US            EURO                       $A

               Interest Entitlement:
     (b)            Class A1a Bonds                                             2,408,233                              13,709,401
     (b)            Class B1a Bonds                                               111,875                                 521,369
                    Class A1b Bonds                                                            2,350,760                9,990,427
                    Class B1b Bonds                                                              113,568                  438,006

               Principal Repayment:
     (c)            Class A1a Bonds                                            34,002,500                              44,740,132
     (c)            Class B1a Bonds                                                     -                                       -
                    Class A1b Bonds                                                           19,932,500               32,676,230
                    Class B1b Bonds                                                                    -                        -

               Total:
                    Class A Bonds                                              36,410,733     22,283,260              101,116,189
                    Class B Bonds                                                 111,875        113,568                  959,375

               Total                                                           36,522,608     22,396,828              102,075,564

               --------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Bond Trust      ARMS II GLOBAL FUND 3
  Deed
Schedule 8
Reference       BONDHOLDERS REPORT RELATED TO THE JULY 12, 2004 DISTRIBUTION
-----------------------------------------------------------------------------------------------------------------------------------
               POOL FACTORS                                                       Last                               Current
                                                                              Distribution                         Distribution
                                                                                  Date                                 Date

     (h)       Class A Bonds                                                       0.9842                                  0.9373
               Class B Bonds                                                       1.0000                                  1.0000

               --------------------------------------------------------------------------------------------------------------------

     (d)       INCOME COLLECTIONS FOR CALCULATION PERIOD                                                               29,106,116

               --------------------------------------------------------------------------------------------------------------------

               AVAILABLE AMORTISATION AMOUNT                                                                             $AUD

     (i)       Scheduled Principal Collections                                                                          3,197,944
     (i)       Unscheduled  Principal Collections                                                                     119,540,576

               Gross Principal Collections                                                                            122,738,520

               less
     (g)       Redraw Advances, Line of Credit Advances and
               Permitted Further Advances                                                                             43,140,493

     (e)       Net Principal Collections                                                                              79,598,027

               Application of Cash Reserve and Advances
               Reserve as Available Amortisation Amount                                                               (2,181,666)

     (l)       Charge-offs and Unreimbursed Charge-offs                                                                        0

     (f)       Available Amortisation Amount                                                                          77,416,361

               --------------------------------------------------------------------------------------------------------------------

               PORTFOLIO INFORMATION
               (based on Loans forming part of the Assets of the Fund as at the last day of the Calculation Period)

     (j)       Aggregate Face Value of Loans                                                                      1,599,774,824
               Total number of Loans                                                                                      6,463
               Average Loan Balance                                                                                  247,528.21
               Weighted Average LVR                                                                                       73.63

               Seasoning                                           NO OF LOANS     % BY NUMBER         BALANCE       % BY BALANCE
                    0 to 6 months                                          241        3.73%             54,384,874        3.40%
                    6 to 12 months                                       4,645       71.87%          1,179,059,397       73.70%
                   12 to 18 months                                         674       10.43%            172,530,785       10.78%
                   18 to 24 months                                         537        8.31%            132,287,134        8.27%
                   24 to 36 months                                         205        3.17%             45,560,011        2.85%
                   36 to 48 months                                          18        0.28%              2,999,700        0.19%
                   48 to 60 months                                          15        0.23%              2,264,312        0.14%
                      >60 months                                           128        1.98%             10,688,611        0.67%
                                                                         6,463       100.0%          1,599,774,824      100.00%

               --------------------------------------------------------------------------------------------------------------------

     (k)       AGGREGATE LOSS AMOUNT                                                                                    NIL

               --------------------------------------------------------------------------------------------------------------------

     (m)       DELINQUENCY AND LOSSES

               DELINQUENCY                                                        AUD AMOUNT            % OF
                                                                                    OF LOANS            POOL

               31 - 60 days                                                       13,203,061           0.83%
               61 - 90 days                                                        3,338,137           0.21%
               90+ days                                                            3,195,065           0.20%

               LOSSES                                                               AUD

               Mortgage Insurance claims made                                       Nil

               Mortgage Insurance claims paid                                       Nil

               Mortgage Insurance claims pending                                    Nil

               Mortgage Insurance claims denied                                     Nil

-----------------------------------------------------------------------------------------------------------------------------------